November 1, 2018

TOUCHSTONE STRATEGIC TRUST

Touchstone Dynamic Equity Fund

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information ("SAI") dated April 30, 2018

In October 2016, Analytic Investors, LLC (“Analytic”), sub-advisor to the Touchstone Dynamic Equity Fund (the “Fund”), was acquired by Wells Capital Management, Inc. (“Wells Capital”), a subsidiary of Wells Fargo & Company. In November 2018, the Analytic entity will cease to exist and Wells Capital will become the name of the Fund’s sub-advisor.

Accordingly, effective November 1, 2018, all references to Analytic as sub-advisor to the Fund in the summary prospectus, prospectus, and SAI are deleted and replaced with Wells Capital.

There are no expected changes to the Fund's investment goal, investment strategies or risks as a result of the transaction described herein. Harindra de Silva, Denis Bein, Gregory McMurran, and Ryan Brown will continue to serve as the Fund's portfolio managers.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54CC-TST-TDEAX-S14-1811

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